DREYFUS BASIC MUNICIPAL MONEY
      MARKET PORTFOLIO

      SEMIANNUAL REPORT February 28, 2002


The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  THE PORTFOLIO

                                 DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus BASIC Municipal Money Market Portfolio, covering the six-month period from September 1, 2001 through February 28, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Colleen Meehan.

Money market funds generally posted higher returns than stocks during a reporting period in which terrorists attacked the United States, corporations came under fire for accounting irregularities, Argentina defaulted on its sovereign debt and one of America's longest periods of economic expansion came to an end. However, money market yields declined sharply as the Federal Reserve Board's interest-rate reductions drove short-term rates to their lowest levels in 40 years.

In addition, the importance of diversification was underscored by the longer term bond market' s strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With money market yields currently at historically low levels, further substantial declines seem unlikely. Indeed, signs of economic recovery have emerged and the equity market has recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF PERFORMANCE

Colleen Meehan, Portfolio Manager

HOW DID DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO PERFORM DURING THE
PERIOD?

For  the  six-month  reporting  period  ended  February  28, 2002, the portfolio
produced   a  1.52%  annualized  yield.  Taking  into  account  the  effects  of compounding, the portfolio produced an annualized effective yield of 1.53%.(1)

We attribute the portfolio's performance to low prevailing interest rates in a generally weak economy, which caused tax-exempt money market yields to fall to historically low levels.

WHAT IS THE PORTFOLIO'S INVESTMENT APPROACH?

The portfolio seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments. Second, we actively manage the portfolio's average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the portfolio, which should position the portfolio to purchase new securities with higher yields if higher yields materialize as a result of the increase in supply. We would also decrease the average weighted maturity in a rising interest-rate environment. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which if purchased, would tend to lengthen the portfolio's average weighted maturity. If we anticipate limited new-issue supply, and lower interest rates, we may extend

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

the portfolio's average maturity to maintain current yields for as long as we deem practical. At other times, we typically try to maintain an average weighted maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

WHAT OTHER FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

In January, the Federal Reserve Board (the "Fed") began to take steps to stimulate economic growth, reducing short-term interest rates in eight separate moves before the reporting period began on September 1, 2001. The Fed reduced short-term interest rates by 1.25 percentage points during the reporting period. Yields on one-year tax-exempt notes fell to historically low levels in this environment. In addition, tax-exempt money market yields declined in response to a highly volatile stock market, which caused a "flight to quality" among investors seeking a relatively safe haven for their assets. As a result, total assets invested in tax-exempt money market portfolios generally rose throughout the reporting period.

However,  the  extent  to  which  tax-exempt  yields  fell  was  limited  by the occurrence of two major economic shocks. The first was the California energy crisis, in which rising oil and gas prices and a flawed deregulation plan sent a Southern California electric utility into bankruptcy. To avert widespread power disruptions, California issued $5.7 billion in new short-term debt. The second shock occurred on September 11, when terrorists destroyed New York's World Trade Center. In October, New York issued $2.5 billion of tax-exempt securities. In addition, as the U.S. economy weakened, many states and municipalities received less tax revenue than they had originally anticipated, creating budget shortfalls for many local governments. Accordingly, municipalities issued more tax-exempt debt.


WHAT IS THE PORTFOLIO'S CURRENT STRATEGY?

In this declining interest-rate environment, we generally maintained the portfolio' s weighted average maturity at points that were longer than those of its peer group. This positioning proved advantageous because it enabled the portfolio to lock in higher then prevailing yields for as long as we deemed practical while short-term interest rates fell.

As tax-exempt yields fell, we continued to strive to maintain a "laddered" portfolio, in which holdings mature in stages to help protect the portfolio against unexpected changes in interest rates. However, with yields on municipal notes currently at very low levels, we have recently focused primarily on commercial paper with three- to six-month maturities for the laddered portion of the portfolio. Otherwise, as existing holdings have matured, we have had little choice but to reinvest in very short-term securities at today's low yields. Of course, we are prepared to change our strategy and the portfolio's composition as market conditions develop.

March 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                                       The Portfolio

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)



                                                                                              Principal
TAX EXEMPT INVESTMENTS--99.8%                                                                 Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

ALABAMA--1.2%

Alabama Association of Governmental Organizations, COP

   TRAN 2.75%, 9/30/2002 (Insured; AMBAC)                                                     5,000,000                5,025,845

CALIFORNIA--2.3%

California Higher Education Loan Authority Inc.

  SLR 2.70%, 7/1/2002

   (LOC; Student Loan Marketing Association)                                                 10,000,000               10,000,000

COLORADO--3.5%

Colorado Student Obligation Bond Authority

  SLR, VRDN

  1.22% (Insured; AMBAC and Liquidity Facility;

   Credit Suisse First Boston)                                                               15,000,000  (a)          15,000,000

DISTRICT OF COLUMBIA--.7%

District of Columbia, Revenue, VRDN, Merlots Program

   1.30% (Insured; MBIA and Liquidity Facility;
   Wachovia Bank)                                                                             3,205,000  (a)           3,205,000

FLORIDA--5.3%

Capital Projects Finance Authority, Revenue, VRDN

  Capital Projects Loan Program 1.70% (GIC; CDC Funding

   Corp. and Liquidity Facility: Bayerishe Vereinsbank,
   Landesbank Hessen-Thuringen Girozentrale and
   The Bank of New York)                                                                      2,700,000  (a)           2,700,000

Martin County, Revenues, Improvements

   (800 MHZ Radio System)
   1.90%, 10/1/2002 (Insured; AMBAC)                                                          1,100,000                1,099,350

Orange County Health Facilities Authority, Revenues

  VRDN (Florida Hospital Association) 1.70%

  (GIC; CDC Funding Corp. and Liquidity Facility:

   Bank of Nova Scotia, Banque Paribas and
   The Bank of New York)                                                                      5,000,000  (a)           5,000,000

Palm Beach County Housing Finance Authority, SFHR

   2.90%, 5/1/2002                                                                            3,250,000                3,250,000

Sunshine Governmental Financing Commission, Revenue, CP:

   1.35%, 4/10/2002 (Liquidity Facility;
      Landesbank Hessen-Thuringen Girozentrale)                                               3,600,000                3,600,000

   1.35%, 5/9/2002 (Liquidity Facility;
      Toronto Dominion Bank)                                                                  7,190,000                7,190,000

GEORGIA--7.7%

Atlanta, Airport Revenue, VRDN, Merlots Program

  1.35% (Insured; FGIC and Liquidity Facility;

   First Union National Bank)                                                                 5,070,000  (a)           5,070,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

GEORGIA (CONTINUED)

Georgia Road and Tollway Authority, Revenue, BAN

   2.75%, 11/20/2002                                                                          8,000,000                8,015,735

Savannah Economic Development Authority,

   Industrial Revenue Exempt Facility,
   VRDN (Home Depot Project) 1.30%                                                           20,000,000  (a)          20,000,000

ILLINOIS--4.0%

Chicago O'Hare International Airport, Revenue, CP

   1.375%, 3/6/2002 (LOC; Commerzbank)                                                        5,000,000                5,000,000

Illinois Health Facilities Authority, Revenues

   (Evanston Northwestern Corp.) 2.90%, 5/31/2002                                             5,000,000                5,000,000

Lombard, MFHR, Refunding, VRDN (Clover Creek

   Apartments Project) 1.22% (LOC; FNMA)                                                      4,800,000  (a)           4,800,000

Metropolitan Pier and Exposition Authority, Revenues

   6.30%, 6/1/2002 (Insured; MBIA)                                                            1,000,000                1,011,011

Springfield, Electric Revenue, Refunding

   6%, 3/1/2002 (Insured; MBIA)                                                               1,500,000                1,500,000

INDIANA--.8%

Elkhart County, Revenue, VRDN

   (Hubbard Hill Estates Inc.) 1.30% (LOC; Fifth Third Bank)                                  3,300,000  (a)           3,300,000

IOWA--2.3%

Louisa County, PCR, Refunding, VRDN

   (Midwest Power System Inc. Project) 1.20%                                                 10,000,000  (a)          10,000,000

KANSAS--2.6%

Prairie Village, MFHR, Refunding, VRDN

  (Corinth Place Apartments Project)

   1.20% (LOC; Federal Home Loan Bank)                                                        3,500,000  (a)           3,500,000

Shawnee County, GO Notes

   3.50%, 5/15/2002                                                                           6,810,000                6,812,810

Unified Government of Wyandotte County/Kansas City

   GO Notes 3.30%, 5/1/2002                                                                     927,000                  927,000

LOUISIANA--4.0%

Louisiana Local Government Environmental Facilities

  Community Development Authority, Revenue

  VRDN, LCDA Loan Financing Program

   1.70% (Liquidity Facility: Amsouth Bank and
   Banque Paribas and LOC; CDC Funding Corp.)                                                 5,000,000  (a)           5,000,000

Louisiana Public Facilities Authority, Revenues:

  CP (Christus Health) 1.25%, 4/4/2002

      (Insured; AMBAC and Liquidity Facility; Credit Suisse)                                  5,000,000                5,000,000

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

LOUISIANA (CONTINUED)

Louisiana Public Facilities Authority, Revenues (continued):

  VRDN (Pennington Medical Foundation Project)

      1.20% (LOC; Bank One Corp.)                                                             7,150,000  (a)           7,150,000

MARYLAND--.5%

Maryland Health and Higher Educational Facilities Authority

  Revenues, VRDN (Mercey Ridge)

   1.60% (LOC; Allfirst Bank)                                                                 2,000,000  (a)           2,000,000

MASSACHUSETTS--.7%

Amesbury, GO Notes, BAN 3.75%, 3/15/2002                                                      3,000,000                3,000,521

MICHIGAN--8.2%

Detroit Downtown Development Authority, Revenue, Refunding

  VRDN (Millender Center Project)

   1.15% (LOC; HSBC Bank USA)                                                                 5,000,000  (a)           5,000,000

Grand Rapids Economic Development Corporation

  Industrial Revenue, VRDN

  (Amway/Grand Plaza Hotel Facility # 1)

   1.25% (LOC; Old Kent Bank)                                                                 4,000,000  (a)           4,000,000

Michigan Higher Education Student Loan Authority

  SLR, VRDN

  1.22% (Insured; AMBAC and Liquidity Facility;

   Lloyd's TSB Bank)                                                                          5,000,000  (a)           5,000,000

Michigan Hospital Finance Authority, Revenues

  VRDN, Health Equipment Loan Program

   1.23% (LOC; Michigan National Bank)                                                        7,000,000  (a)           7,000,000

Michigan Housing Development Authority, Revenue

   2.15%, 12/1/2002                                                                           4,365,000                4,365,000

Michigan Strategic Fund, LOR, VRDN:

  (NSS Technologies Project)

      1.35% (LOC; First Union National Bank)                                                  4,000,000  (a)           4,000,000

   (Pierce Foundation Project)

      1.25% (LOC; Michigan National Bank)                                                     5,850,000  (a)           5,850,000

MINNESOTA--.3%

St. Paul Port Authority, IDR, VRDN

  (Ideal Printers Inc.)

   1.35% (LOC; Marshall and Ilsley Bank)                                                      1,140,000  (a)           1,140,000

MISSISSIPPI--.7%

Mississippi Business Finance Corporation, Revenue, VRDN

  (Jackson Preparatory School)

   1.38% (LOC; First Tennessee Bank)                                                          3,000,000  (a)           3,000,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

MISSOURI--2.5%

Missouri Health and Educational Facilities Authority

  School District Revenue

   (Hannibal School District No. 60) 3%, 10/21/2002                                           1,300,000                1,306,139

Missouri Higher Education Loan Authority, SLR

  Refunding, VRDN

   1.35% (Insured; MBIA and Liquidity Facility;
   State Street Bank and Trust Co.)                                                           9,500,000  (a)           9,500,000

NEVADA--.9%

Clark County, EDR, VRDN

  (Lutheran Secondary School Association Project)

   1.55% (LOC; Allied Irish Banks)                                                            4,000,000  (a)           4,000,000

NEW HAMPSHIRE--1.2%

Strafford County, GO Notes, BAN 2.45%, 9/27/2002                                              5,000,000                5,004,200

NEW MEXICO--1.1%

New Mexico Hospital Equipment Loan Council

  Revenue, VRDN, Pooled Loan Program

  1.70% (GIC; CDC Funding Corp. and Liquidity

   Facility; Landesbank Hessen-Thuringen Girozentrale)                                        4,500,000  (a)           4,500,000

OHIO--3.9%

Ohio Water Development Authority, Pollution Control

  Facilities Revenue, Refunding, VRDN (Duquesne Light Co.)

  1.25% (Insured; AMBAC and Liquidity Facility; The

   Bank of New York)                                                                         14,500,000  (a)          14,500,000

Washington County, HR, VRDN

   (Marietta Area Health) 1.30% (LOC; Fifth Third Bank)                                       2,375,000  (a)           2,375,000

PENNSYLVANIA--10.3%

Dauphin County General Authority, Revenue, VRDN

  School District Pooled Financing Program

  1.30% (Insured; AMBAC and Liquidity Facility:

   Bank of Nova Scotia and Commerzbank)                                                      13,975,000  (a)          13,975,000

Delaware County Industrial Development Authority, PCR, CP

  (Exelon Generation Company) 2.10%, 3/13/2002

   (LOC; Bank One Corp.)                                                                      4,000,000                4,000,000

Emmaus General Authority, Revenue, VRDN

   Local Government 1.25% (LOC; Kredietbank)                                                 10,000,000  (a)          10,000,000

Pennsylvania Economic Development Financing Authority

  Exempt Facilities Revenue, VRDN
  (Reliant Energy Seward Project)

   1.20% (LOC; Westdeutsche Landesbank)                                                       5,000,000  (a)           5,000,000

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Energy Development Authority

  Energy Development Revenue, VRDN

  (B & W Ebensburg Project)

   1.20% (LOC; Landesbank Hessen-Thuringen Girozentrale)                                      5,925,000  (a)           5,925,000

Pennsylvania Higher Education Assistance Agency

  SLR, VRDN

   1.25% (Insured; AMBAC and Liquidity Facility;
   First Union National Bank and LOC;
   Student Loan Marketing Association)                                                        5,000,000  (a)           5,000,000

RHODE ISLAND--.7%

Rhode Island Housing and Mortgage Finance Corp., Revenue

  VRDN, Merlots Program 1.35% (Liquidity Facility; First

   Union National Bank)                                                                       2,990,000  (a)           2,990,000

SOUTH DAKOTA--.7%

South Dakota Housing Development Authority, GO Notes

   Homeownership Mortgage 3.25%, 4/3/2002                                                     3,000,000                3,000,000

TENNESSEE--8.9%

Johnson City Health and Educational Facilities Board

  HR, VRDN, Merlots Program

  1.35% (Insured; MBIA and Liquidity Facility; First Union

   National Bank)                                                                             7,640,000  (a)           7,640,000

Metropolitan Government Nashville and Davidson County

  Health and Educational Facilities Board, MFHR

  Refunding, VRDN (Multi Family Housing--Brentwood)

   1.29% (LOC; FNMA)                                                                          9,420,000  (a)           9,420,000

Sevier County Public Building Authority, Local Government

  Public Improvement, Revenue, VRDN:

      1.17% (Insured; AMBAC and Liquidity Facility;
         Landesbank Hessen-Thuringen Girozentrale)                                           10,000,000  (a)          10,000,000

      1.17% (Insured; AMBAC and Liquidity Facility;
         Kredietbank)                                                                         6,000,000  (a)           6,000,000

Shelby County Health Educational and Housing Facilities Board

  HR, CP (Baptist Memorial Hospital)

   1.45%, 4/18/2002 (LOC; Bank of America)                                                    5,000,000                5,000,000

TEXAS--8.4%

El Paso Industrial Development Authority Inc., IDR

  VRDN (El Paso School District Limited Project)

   1.50% (LOC; Chase Manhattan Bank)                                                          1,600,000  (a)           1,600,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Houston, Water and Sewer Systems Revenue, VRDN

   Merlots Program 1.30% (Insured; MBIA and
   Liquidity Facility; First Union National Bank)                                             3,150,000  (a)           3,150,000

Panhandle Plains Higher Education Authority Inc., SLR

   VRDN 1.20% (LOC; Student Loan Marketing Association)                                       5,000,000  (a)           5,000,000

Port Development Corporation, Marine Terminal Revenue

  VRDN (Pasadena Terminal Co. Inc. Project)

   1.50% (LOC; Deutsche Bank)                                                                 2,420,000  (a)           2,420,000

Port of Port Arthur Navigation District

  Environmental Facilities Revenue, Refunding

   VRDN (Motiva Enterprises Project) 1.40%                                                    5,945,000  (a)           5,945,000

San Antonio, Water Revenue, CP

  1.50%, 3/12/2002 (Liquidity Facility: Landesbank Baden

   Wuerttenberg and Westdeutsche Landesbank)                                                  4,000,000                4,000,000

State of Texas, TRAN 3.75%, 8/29/2002                                                         5,000,000                5,031,209

Texas Department of Housing and Community Affairs

   Residential Mortgage Revenue 2.20%, 7/1/2002                                               4,000,000                4,000,000

University of Texas System Board of Regents
   University Revenue, CP

   1.75%, 5/23/2002                                                                           5,000,000                5,000,000

UTAH--5.8%

Intermountain Power Agency, Power Supply Revenue:

  CP 1.30%, 3/11/2002 (LOC: Bank of America

      and Bank of Nova Scotia)                                                               13,200,000               13,200,000

   CP 1.25%, 5/22/2002 (Insured; AMBAC and Liquidity

      Facility; Landesbank Hessen-Thuringen Girozentrale)                                     5,000,000                5,000,000

Utah Housing Finance Agency, MFHR

  Refunding, VRDN (Candlestick Apartments LLC)

   1.20% (Liquidity Facility; FNMA)                                                           6,400,000  (a)           6,400,000

VIRGINIA--1.7%

Hanover County Industrial Development Authority, IDR, VRDN

  (Iron and Metal Company Inc. Project)

   1.40% (LOC; Branch Banking and Trust Co.)                                                  4,365,000  (a)           4,365,000

Richmond Industrial Development Authority, IDR

  VRDN (Cogentrix of Richmond Project)

   1.45% (LOC; Banque Paribas)                                                                3,000,000  (a)           3,000,000

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

WASHINGTON--2.2%

Washington Housing Finance Commission, MFHR

   Refunding, VRDN (Avalon Ridge Apartments Project)
   1.25% (LOC; FNMA)                                                                          9,255,000  (a)           9,255,000

WEST VIRGINIA--2.4%

West Virginia Hospital Finance Authority, Revenues

  VRDN, WVHA Pooled Financing Program:

      1.25% (LOC; Branch Banking and Trust Co.)                                               5,480,000  (a)           5,480,000

      1.65% (Liquidity Facility: Bank of Nova Scotia and

         Banque Paribas and LOC; Bank of America)                                             4,600,000  (a)           4,600,000

WISCONSIN--3.1%

Oconomowoc Area School District, Revenue, BAN

   2.75%, 4/15/2002                                                                           3,300,000                3,300,955

State of Wisconsin, Revenue, Operating Notes

   3.75%, 6/17/2002                                                                           5,000,000                5,024,080

Wisconsin Health and Educational Facilities Authority, Revenues

  VRDN (Prohealth Inc.) 1.35% (Insured; AMBAC and Liquidity

   Facility; Bank One Corp.)                                                                  5,000,000  (a)           5,000,000

WYOMING--1.2%

Campbell County, IDR (Two Elk Power General Station Project)

   2.10%, 12/3/2002 (LOC; Bayerische Landesbank)                                              5,000,000                5,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $427,418,636)                                                              99.8%             427,418,855

CASH AND RECEIVABLES (NET)                                                                           .2%                 654,778

NET ASSETS                                                                                        100.0%             428,073,633


Summary of Abbreviations

AMBAC             American Municipal Bond Assurance
                       Corporation

BAN               Bond Anticipation Notes

COP               Certificate of Participation

CP                Commercial Paper

EDR               Economic Development Revenue

FGIC              Financial Guaranty Insurance
                       Company

FNMA              Federal National Mortgage
                       Association

GIC               Guaranteed Investment Contract

GO                General Obligation

HR                Hospital Revenue

IDR               Industrial Development Revenue

LOC               Letter of Credit

LOR               Limited Obligation Revenue

MBIA              Municipal Bond Investors Assurance
                       Insurance Corporation

MFHR              Multi-Family Housing Revenue

PCR               Pollution Control Revenue

SFHR              Single Family Housing Revenue

SLR               Student Loan Revenue

TRAN              Tax and Revenue Anticipation Notes

VRDN              Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                88.0

AAA/AA (b)                       Aaa/Aa (b)                      AAA/AA (b)                                       4.1

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                    7.9

                                                                                                                100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE  REPRESENTED  BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           427,418,636   427,418,855

Cash                                                                  1,105,302

Interest receivable                                                   1,683,597

Prepaid expenses                                                         13,899

                                                                    430,221,653
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           104,803

Payable for investment securities purchased                           2,000,000

Accrued expenses and other liabilities                                   43,217

                                                                      2,148,020
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      428,073,633
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     428,135,962

Accumulated net realized gain (loss) on investments                     (62,548)

Accumulated gross unrealized appreciation on investments                    219
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      428,073,633
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(3 billion shares of $.001 par value Common Stock authorized)       428,135,962

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,324,515

EXPENSES:

Management fee--Note 2(a)                                            1,094,026

Shareholder servicing costs--Note 2(b)                                 145,357

Professional fees                                                       23,556

Custodian fees                                                          20,122

Registration fees                                                       11,032

Prospectus and shareholders' reports                                     8,882

Directors' fees and expenses--Note 2(c)                                  6,509

Miscellaneous                                                            6,795

TOTAL EXPENSES                                                       1,316,279

Less--reduction in management fee due to
  undertaking--Note 2(a)                                              (331,656)

NET EXPENSES                                                           984,623

INVESTMENT INCOME--NET                                               3,339,892
--------------------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                   219

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,340,111

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2002        Year Ended
                                               (Unaudited)  August 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,339,892        14,978,540

Net realized gain (loss) from investments              --            62,109

Net unrealized appreciation (depreciation)
   of investments                                     219           (18,490)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,340,111        15,022,159
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (3,339,892)      (14,978,540)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 158,980,799       364,593,002

Dividends reinvested                            3,128,102        14,081,949

Cost of shares redeemed                      (186,483,298)     (417,234,987)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (24,374,397)      (38,560,036)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (24,374,178)      (38,516,417)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           452,447,811       490,964,228

END OF PERIOD                                 428,073,633       452,447,811

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                        Six Months Ended
                                       February 28, 2002                                 Year Ended August 31,
                                                          --------------------------------------------------------------------------
                                              (Unaudited)          2001             2000            1999            1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                         1.00           1.00             1.00            1.00            1.00           1.00

Investment Operations:

Investment income--net                         .008           .032             .034            .029            .033           .033

Distributions:

Dividends from investment
   income--net                                (.008)         (.032)           (.034)          (.029)          (.033)         (.033)

Net asset value, end of period                 1.00           1.00             1.00            1.00            1.00           1.00
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               1.53(a)        3.26             3.47            2.90            3.31           3.31
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                        .45(a)         .45              .45             .45             .45            .45

Ratio of net investment income
   to average net assets                       1.53(a)        3.22             3.39            2.86            3.26           3.26

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                      .15(a)         .15              .15             .15             .17            .15
-------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                              428,074        452,448          490,964         609,532         615,469        683,562

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus BASIC Municipal Money Market Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio' s investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold to the public without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the portfolio's investments.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings credits of $11,495 during the period ended February 28, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $63,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. If not applied, $25,500 of the carryover expires in fiscal 2004, $25,000 expires in fiscal 2005, $500 expires in fiscal 2006 and $12,000 expires in fiscal 2007.

                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $331,656 during the period ended February 28, 2002.

(B) Under the Shareholder Services Plan, the portfolio reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio' s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2002, the portfolio was charged $106,550 pursuant to the Shareholder Services Plan.


The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2002, the portfolio was charged $23,923 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                       The Portfolio

                   FOR MORE INFORMATION

                        DREYFUS BASIC MUNICIPAL
                        MONEY MARKET PORTFOLIO
                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  122SA0202


================================================================================




      DREYFUS  BASIC MUNICIPAL
      BOND PORTFOLIO

      SEMIANNUAL REPORT February 28, 2002


The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Portfolio Performance

                             6   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  THE PORTFOLIO

                                         DREYFUS BASIC MUNICIPAL BOND PORTFOLIO

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus BASIC Municipal Bond Portfolio, covering the six-month period from September 1, 2001 through February 28, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

Tax-exempt bonds generally provided competitive returns in a reporting period that included the September 11 terrorist attacks, Argentina's default on its sovereign debt and the first calendar quarter of U.S. economic contraction in about 10 years. Most municipal bonds benefited from the Federal Reserve Board's efforts to reinvigorate an ailing economy, which drove short-term interest rates to their lowest levels in 40 years, as well as a surge in demand from investors seeking investment alternatives to a volatile stock market.

The importance of diversification was further underscored by the municipal bond market' s strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With municipal bond yields currently at historically low levels, a repeat of the
reporting   period'  s   municipal  bond  market  performance  seems  unlikely.
Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged and the equity market has recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF PERFORMANCE

Douglas Gaylor, Portfolio Manager

HOW DID DREYFUS BASIC MUNICIPAL BOND PORTFOLIO PERFORM RELATIVE TO ITS
BENCHMARK?

For the six-month period ended February 28, 2002, the portfolio produced a 0.94% total return.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 1.99% for the same period.(2) Additionally, the fund is reported in the Lipper General Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 0.91%.(3)

We attribute the portfolio' s positive overall performance to a weakening economy, declining interest rates and high levels of demand from investors seeking investment alternatives to a volatile stock market. While the portfolio outperformed the Lipper category average, the portfolio's return lagged that of its benchmark, primarily because of credit problems associated with a small number of corporate securities.

WHAT IS THE PORTFOLIO'S INVESTMENT APPROACH?

The portfolio seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. In pursuit of this objective, we conduct a rigorous analysis of each individual bond's structure. Our bond structure analysis helps identify bonds that will assist us in maximizing income and achieving a competitive total return, which is the combination of income earned and bond price changes over a period of time.

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that the prices of these bonds will rise as they return to favor over time

                                                       The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

We also look for bonds that potentially can provide consistently high current yields. We often find such opportunities in modest premium bonds. We not only look for bonds that we expect to provide highly competitive yields, but we also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

WHAT OTHER FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

When the reporting period began, the U.S. economy had already weakened considerably. Even before the September 11 terrorist attacks, capital spending by businesses had fallen, the stock market was declining and unemployment was rising. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by aggressively reducing short-term interest rates to their lowest level in 40 years.

As interest rates and bond yields fell, municipal bond prices generally rose. In addition, municipal bond prices moved higher in response to surging demand for high quality, tax-exempt securities from investors seeking a relatively stable alternative to a volatile stock market.

Deep-discount bonds were among the greatest beneficiaries of the municipal bond market's rally. Because we had emphasized these securities when they were out of favor, the portfolio benefited both before and during the reporting period when they returned to favor among investors. As the portfolio's deep-discount bonds gradually reached prices that we considered fully valued, we sold them and reinvested the proceeds in income-oriented securities with relatively defensive characteristics. Typically, the portfolio's new purchases included bonds selling either at par or at modest premiums to the prices they will command when redeemed early -- or called -- by their issuers. We believe that these bonds will hold more of their value if the economy improves, interest rates rise and the municipal bond market declines.

However, the benefits of our security selection strategy were largely offset by credit problems affecting a small number of the portfolio's holdings, including bonds issued by a steel company that suspended interest payments and airlines hurt by the September 11 terrorist attacks. We continue to hold these bonds because it makes little sense to sell them at prevailing prices, and we are hopeful that they will recover as their issuers' problems ease.

WHAT IS THE PORTFOLIO'S CURRENT STRATEGY?

Recent signs of economic strength suggest that we may have seen the last of the Fed' s rate cuts. Accordingly, we have maintained the portfolio's relatively conservative positioning -- including a shorter than average duration and an emphasis on income-oriented securities -- which should help preserve capital and maintain competitive levels of tax-exempt income, if the economy recovers.

In addition, we have sharpened our focus on credit quality: as of the reporting period' s end, the portfolio's average credit quality was in the double-A range. Consistent with our income-oriented objectives, however, the portfolio' s holdings include higher yielding bonds issued by hospitals and other special-purpose issuers. Of course, we are prepared to change our strategy and the portfolio's composition as market conditions evolve.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                       The Portfolio

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.9%                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

ALABAMA--.4%

Florence, Warrants 5.75%, 9/1/2015 (Insured; MBIA)                                            1,000,000                1,066,300

CALIFORNIA--4.2%

California, GO 5.25%, 10/1/2016                                                               4,070,000                4,182,210

California Veterans GO 5.45%, 12/1/2024 (Insured; FSA)                                        3,430,000                3,453,804

Los Angeles County Metropolitan Transportation Authority,

  Sales Tax Revenue

   5.625%, 7/1/2018 (Insured; MBIA)                                                           1,000,000                1,033,590

Walnut Valley, Unified School District

   6.50%, 8/1/2019 (Insured; FGIC)                                                            1,765,000                1,910,612

COLORADO--3.2%

Aurora, Water 4.75%, 11/1/2012                                                                3,750,000                3,778,275

Colorado Health Facilities Authority,

  Revenue (Porter Place)

   5.875%, 1/20/2020                                                                          1,940,000                2,039,949

Northwest Parkway Public Highway Authority,
   Senior Revenue Zero Coupon, 6/15/2026 (Insured; FSA)                                      10,000,000                2,378,500

CONNECTICUT--.8%

Waterbury Housing Authority, Mortgage Revenue
   (Waterbury NSA II) 5.45%, 7/1/2023 (Insured; AMBAC)                                        2,000,000                2,000,380

DELAWARE--4.4%

Delaware Housing Authority, Revenue 5.40%, 7/1/2024                                           2,000,000                2,024,360

Delaware Transportation Authority,
  Transportation System Revenue

   5%, 7/1/2018 (Insured; FGIC)                                                               5,650,000                5,728,478

Sussex County 5.70%, 10/15/2012                                                               3,250,000                3,364,205

FLORIDA--7.6%

Florida State Board of Education Capital Outlay
  (Public Education):

      4.50%, 6/1/2020 (Insured; MBIA)                                                         7,625,000                7,184,504

      4.50%, 6/1/2021                                                                         3,000,000                2,803,350

      4.50%, 6/1/2022 (Insured; FSA)                                                          5,810,000                5,410,679

Jacksonville Electric Authority, Revenue:

   5%, 10/1/2013                                                                              1,000,000                1,019,530

   (Saint John's River) 5.50%, 10/1/2013                                                      1,770,000                1,826,020

Miramar, Public Service Tax Revenue
   6.15%, 10/1/2024 (Insured; FGIC)                                                           1,000,000                1,030,540

GEORGIA--.6%

De Kalb County Housing Authority, MFHR
  (Longleaf Apartments Project)

   5.45%, 10/20/2024                                                                          1,545,000  (a)           1,580,164


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

IDAHO--4.8%

Boise State University, Revenues
   5.375%, 4/1/2022 (Insured; FGIC)                                                           3,000,000                3,098,970

Caldwell, Parity Lien Sewer Revenue
   5.75%, 9/1/2018 (Insured; FSA)                                                             2,625,000                2,871,251

Idaho Housing and Finance Association:

   5.55%, 1/1/2033                                                                              750,000                  755,595

   (Single Family Mortgage) 5.625%, 7/1/2015                                                  1,125,000                1,178,381

University of Idaho, University Revenues

  (Student Fee-Housing Improvement Projects)

   5.20%, 4/1/2026 (Insured; FGIC)                                                            4,245,000                4,265,249

KENTUCKY--.4%

Kentucky Turnpike Authority,

  Economic Development Road Revenue

  (Revitalization Projects):

    5.625%, 7/1/2010 (Insured; AMBAC)

      (Prerefunded 7/1/2005)                                                                    745,000  (b)             828,157

      5.625%, 7/1/2010 (Insured; AMBAC)                                                         255,000                  272,003

LOUISIANA--1.2%

Orleans Parish School Board

   5.20%, 2/1/2014 (Insured; FGIC)                                                            3,000,000                3,103,380

MAINE--2.6%

Maine Health and Higher Educational

  Facilities Authority, Revenue

   6.25%, 7/1/2009 (Insured; FSA)                                                               120,000                  122,890

Maine Housing Authority (Mortgage Purchase):

   5.85%, 11/15/2020                                                                          1,350,000                1,405,660

   5.35%, 11/15/2021                                                                          5,000,000                5,063,850

MARYLAND--10.3%

Baltimore County, PCR (Bethlehem Steel Corp.)

   7.55%, 6/1/2017                                                                            4,150,000  (c)             373,500

Community Development Administration

  Maryland Department of Housing and

  Community Development:

      Housing 5.95%, 7/1/2023                                                                 4,005,000                4,187,228

      Residential Revenue:

         5.30%, 9/1/2012                                                                        900,000                  941,103

         5.40%, 9/1/2013                                                                        845,000                  883,557

         5.55%, 9/1/2015                                                                        885,000                  920,630

         (Single Family Program) 4.75%, 4/1/2013                                              2,090,000                2,114,181

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Maryland Health and Higher Educational

  Facilities Authority, Revenue:

      (Doctors Community Hospital) 5.50%, 7/1/2024                                            3,500,000                3,071,530

      (Johns Hopkins University Issue) 6%, 7/1/2039

         (Prerefunded 7/1/2009)                                                               4,095,000  (b)           4,713,918

Northeast Waste Disposal Authority, Solid Waste Revenue

  (Montgomery Resource Recovery Project):

      6.20%, 7/1/2010                                                                         3,130,000                3,258,330

      6.30%, 7/1/2016                                                                           310,000                  321,513

Prince Georges County, Revenue

   (Dimensions Health Corp.) 5.30%, 7/1/2024                                                 10,560,000                5,312,842

MASSACHUSETTS--2.7%

Boston 4.25%, 11/1/2018 (Insured; MBIA)                                                       2,840,000                2,672,866

Massachusetts Bay Transportation Authority

   5.50%, 3/1/2022 (Insured; MBIA)                                                            1,000,000                1,018,130

Massachusetts Health and Educational

  Facilities Authority, Revenue

  (Mount Auburn Hospital Issue)

   6.30%, 8/15/2024 (Insured; MBIA)                                                             750,000                  819,143

Massachusetts Housing Finance Agency,

   SFHR 7.125%, 6/1/2025                                                                        405,000                  413,967

Massachusetts Industrial Finance Agency,

  Health Care Facility Revenue
  (Metro Health Foundation Inc. Project)

   6.75%, 12/1/2027                                                                           1,000,000                  923,370

Massachusetts Water Resources Authority

   5.50%, 3/1/2017 (Insured; MBIA)                                                            1,050,000                1,076,114

MICHIGAN--5.0%

Cadillac Area Public Schools

   5.375%, 5/1/2017 (Insured; FGIC)                                                           1,665,000                1,709,888

Kalamazoo Hospital Finance Authority,

  Hospital Facility Revenue

  (Burgess Medical Center)

   6.25%, 6/1/2014 (Insured; FGIC)                                                            1,000,000                1,176,360

Michigan Building Authority, Revenue
   (Facilities Program)

   4.75%, 10/15/2021                                                                          4,355,000                4,211,677

Michigan Municipal Bond Authority:

  (Local Government Loan Program)

      6.125%, 12/1/2018 (Insured, FGIC)                                                         750,000                  823,335

   (Revolving Fund) 5.40%, 10/1/2014                                                          2,500,000                2,577,500


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------

MICHIGAN (CONTINUED)

Plymouth-Canton Community School District

   4.75%, 5/1/2023 (Insured; FSA)                                                             2,320,000                2,216,876

MINNESOTA--1.8%

Minnesota Housing Finance Agency, SFHR

   6.90%, 7/1/2022                                                                              140,000                  144,687

Saint Paul Housing and Redevelopment Authority,

  Revenue (Franciscan Health Project):

      5.30%, 11/20/2022                                                                         250,000                  251,873

      5.35%, 11/20/2027                                                                         500,000                  503,160

Southern Minnesota Municipal Power Agency,

  Power Supply System Revenue

   5%, 1/1/2012                                                                               3,600,000                3,663,144

MISSOURI--3.7%

Cape Girardeau County Industrial Development Authority,

  MFHR (Cape La Croix)

   6.40%, 6/20/2031                                                                           1,245,000                1,307,524

Missouri Housing Development Commission, MFHR:

   5.25%, 12/1/2016                                                                           2,735,000                2,792,380

   5.375%, 12/1/2018                                                                          2,500,000                2,563,725

Missouri Western State College, Revenue
   (Housing System)

   5.25%, 10/1/2011 (Insured; MBIA)                                                           1,000,000                1,039,170

Saint Louis County Regional Convention

  and Sports Complex Authority

  (Convention and Sports Project)

   5.50%, 8/15/2013 (Insured; MBIA)                                                           1,500,000                1,585,095

MONTANA--1.4%

Montana Board of Housing, Single Family Mortgage

   5.60%, 12/1/2023                                                                           3,495,000                3,562,488

NEBRASKA--1.0%

Municipal Energy Agency of Nebraska,

  Power Supply System Revenue

   5.25%, 4/1/2016 (Insured; AMBAC)                                                           2,305,000                2,421,933

NEVADA--.8%

Clark County IDR (Nevada Power Co. Project):

   7.20%, 10/1/2022                                                                             250,000                  256,198

   5.60%, 10/1/2030                                                                           2,000,000                1,795,940

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE--3.0%

New Hampshire Higher Educational

  and Health Facilities Authority, HR

  (Androscoggin Valley Hospital)

   5.75%, 11/1/2017                                                                           1,475,000                1,498,172

New Hampshire Housing Finance Authority:

  Multi-Family Revenue:

      5.05%, 7/1/2012                                                                         2,305,000                2,372,583

      5.15%, 7/1/2013                                                                         3,555,000                3,665,525

   Mortgage Revenue 6.85%, 7/1/2014                                                             145,000                  149,802

NEW JERSEY--.7%

New Jersey Housing and Mortgage Finance Agency,

  Home Buyer Revenue

   6.70%, 4/1/2016 (Insured; MBIA)                                                              430,000                  449,217

New Jersey Turnpike Authority, Turnpike Revenue

   6.50%, 1/1/2016                                                                            1,000,000                1,188,900

NEW YORK--3.9%

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue

   6%, 6/15/2017 (Insured; MBIA)                                                              3,000,000                3,080,460

New York State Dormitory Authority, Revenues

  (Marist College)

   6%, 7/1/2022 (Insured; MBIA)                                                               1,700,000                1,758,038

New York State Environmental Facilities Corporation, PCR

   (Water Revolving Fund) 5.25%, 6/15/2015                                                    5,000,000                5,167,400

NORTH CAROLINA--3.3%

North Carolina Housing Finance Agency
   (Home Ownership) 5.875%, 7/1/2031                                                          8,190,000                8,472,391

OHIO--1.2%

Franklin County Convention Facilities Authority,

  Tax and Lease Revenue Anticipation Bonds

   5.85%, 12/1/2019 (Insured; MBIA)                                                           1,000,000                1,028,350

Hamilton County, Hospital Facilities Revenue

  (Bethesda Hospital)

   6.25%, 1/1/2012 (Prerefunded 1/1/2003)                                                     1,000,000  (b)           1,059,090

Lorain, Hospital Improvement Revenue

  (Lakeland Community Hospital, Inc.)

   6.50%, 11/15/2012                                                                          1,000,000                1,057,110

OREGON--1.4%

Oregon Bond Bank, Revenue

  (Economic Community Development Department)

   5.50%, 1/1/2014 (Insured; MBIA)                                                            1,190,000                1,279,964


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------

OREGON (CONTINUED)

Oregon Housing and Community Services Department, SFMR

  (Mortgage Program)

   6.45%, 7/1/2026                                                                              735,000                  772,250

Sweet Home School District Number 55, Linn County, GO

   5.50%, 6/15/2020 (Insured; FSA)                                                            1,375,000                1,449,030

PENNSYLVANIA--8.7%

Allentown School District Zero Coupon,

   2/15/2016 (Insured; FGIC)                                                                  2,500,000                1,272,500

Dauphin County General Authority,

  Office and Packaging Revenue (Riverfront Office)

   6%, 1/1/2025                                                                               2,000,000                1,783,820

Northampton County Industrial Development Authority, PCR

   (Bethlehem Steel) 7.55%, 6/1/2017                                                            250,000  (c)              22,500

Pennsylvania Economic Development Financing Authority,

   RRR (Northampton Generating) 6.50%, 1/1/2013                                               3,000,000                3,038,190

Pennsylvania Housing Finance Agency,

  Single Family Mortgage:

      6.75%, 4/1/2016                                                                         2,700,000                2,781,675

      6.875%, 10/1/2024                                                                       4,000,000                4,151,840

Philadelphia, Gas Works Revenue

   6.375%, 7/1/2026 (Insured; CMAC)                                                           2,685,000                2,873,568

Philadelphia Hospitals and Higher Education

  Facilities Authority, Revenue (Jefferson Health Systems)

   5%, 5/15/2011                                                                              1,410,000                1,436,043

Unionville-Chadds Ford School District 5.20%, 6/1/2015                                        2,000,000                2,035,640

Washington County Industrial Development Authority,

  PCR (West Penn Power Co.)

   6.05%, 4/1/2014 (Insured; AMBAC)                                                           2,500,000                2,734,575

RHODE ISLAND--.8%

Rhode Island Consolidation Capital Development Loan

   5.60%, 8/1/2010 (Insured; FGIC)                                                            1,620,000                1,758,785

Rhode Island Housing and Mortgage Finance Corp.

   (Homeownership Opportunity) 6.50%, 4/1/2027                                                  200,000                  206,316

SOUTH CAROLINA--1.8%

South Carolina, State School Facilities 3.50%, 1/1/2015                                       5,000,000                4,450,700

TENNESSEE--.5%

Sullivan County Industrial Board, Revenue
   6.35%, 7/20/2027                                                                           1,000,000                1,054,510

Tennessee Housing Development Agency,

   Mortgage Finance 6.90%, 7/1/2025                                                             210,000                  219,488

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

TEXAS--8.9%

Alliance Airport Authority, Special Facilities Revenue

   (American Airlines Inc., Project) 7.50%, 12/1/2029                                           500,000                  441,180

Austin Convention Enterprises Inc.,

  Convention Center Hotel First Tier Revenue

   6.60%, 1/1/2021                                                                            1,500,000                1,515,825

Austin, Utility System Revenue

   5.125%, 11/15/2016 (Insured; FSA)                                                          2,000,000                2,039,500

Crosby Independent School District

  (Permanent School Fund Guaranteed)

   Zero Coupon, 2/15/2017                                                                     1,655,000                  769,476

Frisco Independent School District:

  (Permanent School Fund Guaranteed)

      4.625%, 8/15/2022                                                                       3,745,000                3,456,560

   (School Building) 5.40%, 8/15/2023                                                         2,000,000                2,015,100

Houston Airport Systems, Special Facilities Revenue

   (Continental Airlines) 7.375%, 7/1/2022                                                    5,000,000                4,472,350

McKinney Independent School District

  (Permanent School Fund Guaranteed)

   5.375%, 2/15/2019                                                                          1,500,000                1,545,990

Mesquite, Health Facilities Development

  (Christian Retirement Facility)

   6.40%, 2/15/2020                                                                           1,500,000                1,421,910

Northside Independent School District

  (Permanent School Fund Guaranteed)

   4.75%, 8/15/2024                                                                           4,000,000                3,745,400

Spring Independent School District

  (Permanent School Fund Guaranteed)

   4.50%, 8/15/2020                                                                           1,365,000                1,258,544

VIRGINIA--3.1%

Fairfax County Economic Development Authority, LR

   (Government Center Properties)
   5.50%, 5/15/2014                                                                           1,000,000                1,038,900

Hampton Redevelopment and Housing Authority,

  Senior Living Association Revenue

   5.875%, 7/20/2016                                                                          1,825,000                1,875,297

Newport News (General Improvement):

   5.50%, 7/1/2011 (Insured; MBIA)                                                            2,185,000                2,327,200

   5.625%, 7/1/2015 (Insured; MBIA)                                                           1,000,000                1,059,570


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

VIRGINIA (CONTINUED)

Riverside Regional Jail Authority, Jail Facilities Revenue

   5.875%, 7/1/2014 (Insured; MBIA)                                                             475,000                  515,180

Virginia Housing Development Authority

   (Commonwealth Mortgage) 5.45%, 1/1/2016                                                    1,000,000                1,030,930

WASHINGTON--1.1%

Energy Northwest, Wind Project Revenue
   5.875%, 7/1/2020                                                                           1,375,000                1,360,425

Seatac Local Option Transportation, Tax Revenue

   6.50%, 12/1/2013 (Insured; MBIA)                                                              45,000                   48,969

Tacoma, Conservation Systems Project Revenue

  (Tacoma Public Utilities Division)

   6.60%, 1/1/2015                                                                            1,000,000                1,091,740

Washington, Public Power Supply System Revenue

  (Nuclear Project Number 2)

   6.25%, 7/1/2012                                                                              315,000                  325,946

WEST VIRGINIA--.4%

Pleasants County, PCR (West Penn Power Co.)

   6.15%, 5/1/2015 (Insured; AMBAC)                                                           1,000,000                1,098,260

WYOMING--.1%

Sweetwater County, SWDR

   (FMC Corp. Project) 7%, 6/1/2024                                                             200,000                  202,310

U.S. RELATED--1.1%

Puerto Rico Electric Power Authority, Power Revenue

   5%, 7/1/2028 (Insured; MBIA)                                                               2,850,000                2,850,399

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $243,709,660)                                                                                               246,181,104

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--2.3%                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

FLORIDA--.7%

Jacksonville Electric Authority, Subordinated Revenue,

   VRDN (Electric Systems) 1.30%                                                              1,700,000  (d)           1,700,000

MISSOURI--.4%

Kansas City Industrial Development Authority, HR, VRDN

  (Research Health Service Systems)

   1.45% (Insured; MBIA)                                                                      1,175,000  (d)           1,175,000

TENNESSEE--1.2%

Clarksville Public Building Authority, Revenue, VRDN

  (Tennessee Municipal Bond Fund Pooled Financing)

   1.30% (LOC; Bank of America NA)                                                            3,000,000  (d)           3,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $5,875,000)                                                                                                   5,875,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $249,584,660)                                                              99.2%             252,056,104

CASH AND RECEIVABLES (NET)                                                                           .8%               2,079,830

NET ASSETS                                                                                        100.0%             254,135,934


Summary of Abbreviations

AMBAC            American Municipal Bond
                     Assurance Corporation

CMAC             Capital Market Assurance
                     Corporation

FGIC             Financial Guaranty Insurance
                     Company

FSA              Financial Security Assurance

GO               General Obligation

HR               Hospital Revenue

IDR              Industrial Development Revenue

LOC              Letter of Credit

LR               Lease Revenue

MBIA             Municipal Bond Investors
                     Assurance Insurance Corporation

MFHR             Multi-Family Housing Revenue

PCR              Pollution Control Revenue

RRR              Resources Recovery Revenue

SFHR             Single Family Housing Revenue

SFMR             Single Family Mortgage Revenue

SWDR             Solid Waste Disposal Revenue

VRDN             Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              49.3

AA                               Aa                              AA                                               31.6

A                                A                               A                                                 6.6

BBB                              Baa                             BBB                                               7.0

BB                               Ba                              BB                                                2.0

F1                               MIG1/P1                         SP1/A1                                            2.3

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     1.2

                                                                                                                 100.0

(A)  PURCHASED ON A DELAYED DELIVERY BASIS.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(D)  SECURITIES  PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE-SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio



STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           249,584,660   252,056,104

Cash                                                                    508,991

Interest receivable                                                   3,222,848

Prepaid expenses                                                         12,785

                                                                    255,800,728
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            65,750

Payable for investment securities purchased                           1,563,694

Accrued expenses                                                         35,350

                                                                      1,664,794
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      254,135,934
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     255,872,663

Accumulated undistributed investment income--net                        257,703

Accumulated net realized gain (loss) on investments                  (4,465,876)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      2,471,444
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      254,135,934
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      18,855,839

NET ASSET VALUE, offering and redemption price per share ($)              13.48

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,689,065

EXPENSES:

Management fee--Note 3(a)                                              748,096

Shareholder servicing costs--Note 3(b)                                 115,275

Custodian fees                                                          14,228

Professional fees                                                       12,192

Registration fees                                                        9,635

Prospectus and shareholders' reports                                     7,482

Directors' fees and expenses--Note 3(c)                                  3,789

Loan commitment fees--Note 2                                             2,374

Miscellaneous                                                           11,452

TOTAL EXPENSES                                                         924,523

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (361,077)

NET EXPENSES                                                           563,446

INVESTMENT INCOME--NET                                               6,125,619
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (2,007,793)

Net unrealized appreciation (depreciation) on investments           (2,018,514)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (4,026,307)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,099,312

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         February 28, 2002          Year Ended
                                               (Unaudited)    August 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,125,619          12,081,816

Net realized gain (loss) on investments        (2,007,793)          2,596,979

Net unrealized appreciation (depreciation)
   on investments                              (2,018,514)          8,386,692

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,099,312          23,065,487
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (6,067,627)        (12,081,816)

Net realized gain on investments                 (171,266)            (61,368)

TOTAL DIVIDENDS                                (6,238,893)        (12,143,184)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  23,571,370          75,087,237

Dividends reinvested                            4,092,453           7,899,534

Cost of shares redeemed                       (29,733,941)        (60,573,514)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (2,070,118)         22,413,257

TOTAL INCREASE (DECREASE) IN NET ASSETS        (6,209,699)         33,335,560
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           260,345,633         227,010,073

END OF PERIOD                                 254,135,934         260,345,633

Undistributed investment income--net              257,703                  --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,751,683           5,649,741

Shares issued for dividends reinvested            304,998             593,047

Shares redeemed                                (2,213,783)         (4,540,207)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (157,102)          1,702,581

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                             Six Months Ended
                                            February 28, 2002(a)                             Year Ended August 31,
                                                                    ----------------------------------------------------------------
                                                   (Unaudited)     2001           2000           1999           1998      1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            13.69          13.11          12.98          14.01          13.60         13.03

Investment Operations:

Investment income--net                              .33(b)         .67            .66            .66            .69           .74

Net realized and unrealized
   gain (loss) on investments                      (.21)           .58            .13           (.86)           .60           .66

Total from Investment Operations                    .12           1.25            .79           (.20)          1.29          1.40

Distributions:

Dividends from investment
   income--net                                     (.32)          (.67)          (.66)           (.66)         (.69)         (.74)

Dividends from net realized
   gain on investments                             (.01)           .00(c)         .00(c)         (.17)         (.19)         (.09)

Total Distributions                                (.33)          (.67)          (.66)           (.83)         (.88)         (.83)

Net asset value, end of period                    13.48          13.69          13.11           12.98         14.01         13.60
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    .94(d)        9.80           6.41           (1.63)         9.78         11.03
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .45(e)         .45            .45             .45           .45           .26

Ratio of net investment income
   to average net assets                           4.91(e)        5.01           5.22            4.79          4.97          5.50

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                          .29(e)         .32            .33             .31           .36           .58

Portfolio Turnover Rate                           17.76(d)       53.90          58.05           87.54         43.39        101.27
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  254,136        260,346        227,010         246,861       189,957       114,268

(A)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC  BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED FEBRUARY
     28, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY $.01,  DECREASE
     NET REALIZED AND UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.01
     AND INCREASED THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM
     4.87% TO 4.91%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS
     PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus BASIC Municipal Bond Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio' s investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (" Manager" ) serves as the portfolio' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold to the public without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments

(which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the portfolio received net earnings credits of $2,089 during the period ended February 28, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $2,395,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. If not applied, $1,648,000 of the carryover expires in fiscal 2008 and $747,000 expires in fiscal 2009.

NOTE 2--BANK LINE OF CREDIT:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of the borrowings. During the period ended February 28, 2002, the portfolio did not borrow under the Facility

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio' s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of ..45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $361,077 during the period ended February 28, 2002.

(B) Under the Shareholder Services Plan, the portfolio reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio' s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2002, the portfolio was charged $80,000 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended February 28, 2002, the portfolio was charged $25,508 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2002, amounted to $43,668,399, and $44,314,747, respectively.

At February 28, 2002, accumulated net unrealized appreciation on investments was
$2,471,444,   consisting   of   $5,700,506  gross  unrealized  appreciation  and
$3,229,062 gross unrealized depreciation.

                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--CHANGE IN ACCOUNTING PRINCIPLE:

As required, effective September 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to September 1, 2001, the portfolio amortized premiums on debt on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $199,711 increase in accumulated undistributed investment income-net and a corresponding $199,711 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the portfolio on August 31, 2001.

The effect of this change for the period ended February 28, 2002 was to increase net investment income by $57,992, increase net unrealized appreciation (depreciation) by $25,611, and decrease net realized gains (losses) by $83,603. The statement of changes in net assets and financial highlights for the prior periods, have not been restated to reflect this change in presentation.


                    FOR MORE INFORMATION

                        DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        00 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  125SA0202


================================================================================




      DREYFUS  BASIC INTERMEDIATE
      MUNICIPAL BOND
      PORTFOLIO

      SEMIANNUAL REPORT February 28, 2002


The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  THE PORTFOLIO

                                                                  DREYFUS BASIC
                                         INTERMEDIATE MUNICIPAL  BOND PORTFOLIO

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus BASIC Intermediate Municipal Bond Portfolio, covering the six-month period from September 1, 2001 through February 28, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

Tax-exempt bonds generally provided competitive returns in a reporting period that included the September 11 terrorist attacks, Argentina's default on its sovereign debt and the first calendar quarter of U.S. economic contraction in about 10 years. Most municipal bonds benefited from the Federal Reserve Board's efforts to reinvigorate an ailing economy, which drove short-term interest rates to their lowest levels in 40 years, as well as a surge in demand from investors seeking investment alternatives to a volatile stock market.

The importance of diversification was further underscored by the municipal bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With municipal bond yields currently at historically low levels, a repeat of the
reporting   period's   municipal  bond  market  performance  seems  unlikely.
Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged and the equity market has recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF PERFORMANCE

Douglas Gaylor, Portfolio Manager

HOW DID DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARKS?

For the six-month period ended February 28, 2002, the portfolio achieved a total return of 2.22% .(1) In comparison, the Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index, the portfolio's benchmarks, achieved total returns of 2.23% and 2.04%, respectively, for the same period.(2 )Additionally, the portfolio is reported in the Lipper Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 1.51%.(3)

We attribute the portfolio' s positive overall performance to a weakening economy, declining interest rates and high levels of demand from investors seeking investment alternatives to a volatile stock market. The portfolio's strong return relative to its benchmarks and the Lipper category average was the result of our previous emphasis on out-of-favor discount bonds, which produced significant levels of capital appreciation early in the reporting period.

WHAT IS THE PORTFOLIO'S INVESTMENT APPROACH?

The portfolio seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. In pursuit of this objective, we conduct a rigorous analysis of each individual bond's structure. Our bond structure analysis helps identify bonds that will assist us in seeking to maximize income and achieve a competitive total return, which is the combination of income earned and bond price changes over a period of time.

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

investors. Our belief is that the prices of these bonds will rise as they return to favor over time.

We also look for bonds that potentially can provide consistently high current yields. We often find such opportunities in modest premium bonds. We not only look for bonds that we expect to provide highly competitive yields, but we try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

WHAT OTHER FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

When the reporting period began, the U.S. economy had already weakened considerably. Even before the September 11 terrorist attacks pushed the economy into recession, capital spending by businesses had fallen, the stock market was declining and unemployment was rising. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by aggressively reducing short-term interest rates to their lowest level in 40 years.

As interest rates and bond yields fell, intermediate-term municipal bond prices generally rose. In addition, municipal bond prices moved higher in response to surging demand for high quality, tax-exempt securities from investors seeking a relatively stable alternative to a volatile stock market.

Deep-discount bonds were among the greatest beneficiaries of the municipal bond market's rally. Because we had emphasized these securities when they were out of favor, the fund benefited both before and during the reporting period when they returned to favor among investors. As the fund's deep-discount bonds gradually reached prices that we considered fully valued, we sold them and reinvested the proceeds in income-oriented securities with relatively defensive characteristics. Typically, the fund's new purchases included bonds selling at modest premiums to the prices they will command when redeemed early -- or called -- by their issuers. We believe that these bonds will hold more of their value if the economy improves, interest rates rise and the municipal bond market declines.


WHAT IS THE PORTFOLIO'S CURRENT STRATEGY?

Recent signs of economic strength suggest that we may have seen the last of the Fed' s rate cuts. Accordingly, we have maintained the portfolio's relatively conservative positioning -- including a shorter than average duration and an emphasis on income-oriented securities -- which should help preserve capital and maintain competitive levels of tax-exempt income, if the economy recovers. In addition, we have maintained our focus on high quality securities, generally avoiding tax-exempt bonds issued by corporations such as airlines and steel manufacturers. Consistent with our income-oriented objectives, however, the portfolio's holdings include higher yielding bonds issued by hospitals and other special-purpose issuers.

In our view, this relatively conservative, income-oriented approach is appropriate regardless of where interest rates go from here. Of course, we are prepared to change our strategy and the portfolio's composition as market conditions evolve.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH
     MATURITIES OF 9-12 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                       The Portfolio

STATEMENT OF INVESTMENTS



February 28, 2002 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.9%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

ALASKA--1.1%

Alaska Housing Finance Corp. 5.10%, 6/1/2012                                                  1,355,000                1,397,547

CALIFORNIA--1.0%

California Public Works Board, LR

   (University of California)
   5.40%, 12/1/2016 (Insured; AMBAC)                                                          1,000,000                1,064,720

Hemet, COP (Capital Projects) 6.50%, 2/1/2003                                                   200,000                  207,894

COLORADO--2.3%

Archuleta & Hinsdale Countys

   (School District No. 50JT)
   5.50%, 12/1/2014 (Insured; MBIA)                                                             750,000                  792,938

Denver City and County, Airport Revenue

   7.25%, 11/15/2007                                                                            180,000                  187,970

Westminster, MFHR, (Semper Village Apartments)

   5.95%, 9/1/2006 (Guaranteed; AXA Reinsurance)                                              1,830,000                1,869,638

DELAWARE--5.3%

Delaware Economic Development Authority, PCR

   (Delmarva Power) 4.90%, 5/1/2026 (Insured; AMBAC)                                          5,000,000                5,181,000

Delaware Housing Authority, Revenue

   5.15%, 7/1/2017                                                                            1,355,000                1,369,959

FLORIDA--5.2%

Dade County, Water & Sewer Systems Revenue

   5%, 10/1/2013 (Insured; FGIC)                                                              3,800,000                3,880,522

Pace Property Finance Authority, Inc.,
   Utility System Improvement Revenue

   5.125%, 9/1/2012 (Insured; AMBAC)                                                          1,055,000                1,102,422

Palm Beach County, Criminal Justice Facilities Revenue

   5.90%, 6/1/2008 (Insured; FGIC)                                                            1,400,000                1,532,090

HAWAII--3.1%

Hawaii 5.80%, 1/1/2005                                                                        1,000,000                1,084,350

Hawaii Harbor, Capital Improvement Revenue

   6.20%, 7/1/2008 (Insured; FGIC)                                                            1,000,000                1,091,640

Hawaii Housing & Community Development Corp.

  Single Family Mortage Purchase Revenue

   6.05%, 7/1/2010                                                                            1,490,000                1,635,573

IDAHO--1.8%

Idaho Housing and Finance Association
  (Single Family Mortgage)

   5.55%, 7/1/2016                                                                            1,000,000                1,028,180


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

IDAHO (CONTINUED)

Kootenai County (School District No. 272)

   4.80%, 8/1/2009 (Insured; FSA)                                                               720,000                  742,313

Madison County (School District No. 321 Rexburg)

   4.60%, 2/1/2009 (Insured; MBIA)                                                              495,000                  504,959

INDIANA--.8%

Indiana Transportation Finance Authority,

   Airport Facilities LR (United Air) 6.25%, 11/1/2003                                        1,000,000                1,045,830

LOUISIANA--1.1%

Orleans Parish School Board

   5.20%, 2/1/2014 (Insured; FGIC)                                                            1,355,000                1,401,693

MAINE--1.7%

Maine Municipal Bond Bank

   5.30%, 11/1/2013                                                                           2,000,000                2,065,060

MARYLAND--3.9%

Prince Georges County, Revenue

  (Dimensions Health Corporation):

      5.10%, 7/1/2006                                                                         1,000,000                  593,640

      5.375%, 7/1/2014                                                                          250,000                  128,248

Maryland Community Development Administration,
   Department of Housing & Community Development:

      MFHR 6.50%, 5/15/2013                                                                   1,000,000                1,039,270

      (Single Family Program) 4.75%, 4/1/2013                                                 1,000,000                1,011,570

Maryland Health and Higher Educational
   Facilities Authority, Revenue

   (University of Maryland Medical Systems)

   5.75%, 7/1/2017                                                                            2,000,000                2,082,920

MASSACHUSETTS--4.6%

Lynn 5.25%, 1/15/2011 (Insured; FSA)                                                          4,320,000                4,603,435

Massachusetts Health and Educational Facilities Authority,

   Health Care System Revenue (Convenant Health)
   5.25%, 7/1/2012                                                                            1,140,000                1,147,604

MICHIGAN--1.6%

Greater Detroit Resource Recovery Authority, Revenue

   6.25%, 12/13/2008 (Insured; AMBAC)                                                         1,000,000                1,152,160

Michigan Hospital Finance Authority, HR

   (Genesys Health System) 7.10%, 10/1/2002                                                     860,000                  888,741

MINNESOTA--1.3%

Minnesota 5.25%, 11/1/2011                                                                    1,500,000                1,580,115

                                                       The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

MISSOURI--1.8%

Branson Reorganization School District Number R-4

  (School District Direct Deposit Program)

   4.375%, 3/1/2018 (Insured; AMBAC)                                                          1,350,000                1,263,438

Missouri Housing Development Commission,
   Multi-Family Housing

   4.85%, 12/1/2011                                                                           1,000,000                1,025,980

NEBRASKA--.8%

Lancaster County

  (School District No. 1--Lincoln Public Schools)

   5.20%, 1/15/2011                                                                           1,000,000                1,030,790

NEW JERSEY--.9%

New Jersey Transportation Trust Fund Authority

  (Transportation Systems):

      5.50%, 6/15/2012 (Insured; MBIA)                                                          780,000                  826,332

      5.50%, 6/15/2012 (Insured; MBIA)
         (Prerefunded 6/15/2005)                                                                220,000  (a)             243,511

NEW YORK--.9%

New York State Thruway Authority

  Service Contract Revenue

   (Local Highway and Bridge) 5.75%, 4/1/2006                                                 1,000,000                1,100,550

NORTH CAROLINA--4.0%

Appalachian State University, Revenue

  (Housing & Student Center System)

   5.625%, 7/15/2015 (Insured; MBIA)
   (Prerefunded 7/15/2003)                                                                    1,250,000  (a)           1,341,200

Charlotte, COP (Convention Center)

   5.25%, 12/1/2013 (Insured; AMBAC)                                                          2,150,000                2,221,918

North Carolina Eastern Municipal Power Agency,

   Power System Revenue 7%, 1/1/2008                                                          1,250,000                1,410,238

NORTH DAKOTA--.2%

Grand Forks 4.90%, 12/1/2011                                                                    215,000                  220,734

OHIO--6.9%

Alliance, Sewer System Revenue

   6%, 10/15/2010 (Insured; AMBAC)                                                            2,060,000                2,277,845

Hamilton County Economic Development, MFHR

   5.50%, 1/1/2012 (Collateralized; FNMA)                                                     1,330,000                1,359,686

Northeast Regional Sewer District, Wastewater Revenue

   5.50%, 11/15/2012 (Insured; AMBAC)                                                         2,500,000                2,709,125

Ohio Public Facilities Commission

   (Higher Education Capital Facilities) 5%, 5/1/2010                                         2,250,000                2,354,648


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

OKLAHOMA--.7%

Oklahoma Development Finance Authority,
  Health Facilities Revenue

  (Oklahoma Hospital Association)

   5.125%, 6/1/2012 (Insured; AMBAC)                                                            785,000                  830,420

OREGON--1.0%

Lane County (School District No. 4J Eugene)

   4.75%, 1/1/2011                                                                            1,000,000                1,011,810

Malheur County (School District No. 26 )

   5.40%, 6/1/2009                                                                              255,000                  269,517

PENNSYLVANIA--20.1%

Berks County Municipal Authority, Revenue

   (Phoebe--Devitt Homes Project) 5.50%, 5/15/2011                                            1,000,000                  985,090

Big Beaver Falls Area School District

   5.25%, 3/15/2015                                                                           2,000,000                2,046,500

Butler County Hospital Authority, Health Center Revenue

   (St. Francis Health Care Project) 6%, 5/1/2008                                             1,860,000                1,593,406

Cambria County

   6.625%, 8/15/2014 (Insured; FGIC)                                                          3,550,000                3,932,229

Harrisburg Authority, Office and Parking Revenue

   5.50%, 5/1/2005                                                                              650,000                  690,521

   5.75%, 5/1/2008                                                                            1,000,000                1,098,700

Harrisburg Redevelopment Authority, Revenue

   Zero Coupon, 11/1/2017 (Insured; FSA)                                                      2,750,000                1,204,968

Pennsylvania Convention Center Authority, Revenue

   6.25%, 9/1/2004                                                                              120,000                  126,844

Pennsylvania Economic Development Financing Authority,

   RRR (Northampton Generating A) 6.40%, 1/1/2009                                             1,000,000                1,017,170

Pennsylvania Higher Educational
   Facilities Authority, Revenue

   University Health Services 5.35%, 1/1/2008                                                 4,500,000                4,701,195

Pennsylvania Intergovernmental Cooperative Authority,

  Special Tax Revenue (Philadelphia Funding Program)

   5.50%, 6/15/2011 (Insured; FGIC)                                                           1,300,000                1,369,121

Philadelphia Hospitals and Higher Education
   Facilities Authority,

   Revenue (Northwestern Corp.)

   6.50%, 6/1/2004 (Prerefunded 6/1/2003)                                                       815,000  (a)             872,278

Philadelphia Redevelopment Authority, MFHR

   (Schuylkill Apartments) 5.10%, 12/1/2003                                                   3,000,000                3,011,670

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Sayre Health Care Facilities Authority, Revenue

   (Guthrie Health) 6.25%, 12/1/2014                                                          1,000,000                1,078,320

West Jefferson Hills School District,

   5.25%, 8/1/2015 (Insured; FGIC)                                                            1,280,000                1,293,850

RHODE ISLAND--.8%

Rhode Island, Consolidated Capital Development Loan

   5.95%, 8/1/2013 (Insured; MBIA)                                                            1,000,000                1,051,070

SOUTH CAROLINA--.3%

Surfside Beach 5.10%, 3/1/2010 (Insured; MBIA)                                                  355,000                  369,264

TENNESSEE--1.7%

Knox County Public Improvement 5.25%, 4/1/2014                                                2,000,000                2,078,540

TEXAS--5.7%

Brazos Higher Education Authority, Student Loan Revenue

   6.20%, 12/1/2002                                                                             180,000                  185,539

Brazos River Authority, PCR (TXU Electric Company Project)

   5.75%, 5/1/2036                                                                            2,625,000                2,659,729

Irving Hospital Authority, HR (Irving Healthcare Systems)

   5.70%, 7/1/2008 (Insured; FSA)                                                             1,675,000                1,767,711

Mesquite Health Facilities Development Corporation

  Retirement Facilities Revenue
  (Christian Retirement Facility)

   5.80%, 2/15/2003                                                                             315,000                  319,227

San Antonio, Water Revenue:

   6.30%, 5/15/2004 (Insured; FGIC)                                                              45,000                   48,979

   6.30%, 5/15/2004 (Insured; FGIC)                                                             100,000                  108,842

   6.30%, 5/15/2004 (Insured; FGIC)
      (Prerefunded 5/15/2002)                                                                   855,000  (a)             880,949

Waco 6%, 2/1/2004 (Insured; FGIC)                                                             1,070,000                1,144,151

UTAH--1.3%

Salt Lake County Municipal Building Authority, LR

   6.15%, 10/1/2010 (Insured; MBIA)
   (Prerefunded 10/1/2004)                                                                    1,450,000  (a)           1,607,180

VIRGINIA--2.5%

Fairfax County Economic Development Authority, LR

   (Government Center Properties) 5.50%, 5/15/2014                                            1,650,000                1,714,185

Brunswick County Industrial Development Authority,

   Correctional Facility LR 5.55%, 7/1/2008 (Insured; MBIA)                                   1,325,000                1,451,471


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

WASHINGTON--1.8%

Energy Northwest, Wind Project Revenue

   5.60%, 7/1/2015                                                                            1,000,000                  984,240

Washington Health Care Facilities Authority, Revenue

  (Gray Harbor Community Hospital)

   5.75%, 7/1/2010 (Insured; Asset Guaranty)                                                  1,180,000                1,257,196

WISCONSIN--4.2%

Kenosha Zero Coupon, 10/15/2008 (Insured; MBIA)                                               2,000,000                1,540,100

Milwaukee, Corporation Purpose 5%, 6/15/2010                                                  1,500,000                1,581,403

Wisconsin Health and Educational
  Facilities Authority, Revenue

   (Franciscan Skemp Medical Center) 5.875%, 11/15/2010                                       1,000,000                1,068,510

Wisconsin, Transportation Revenue 5.40%, 7/1/2004                                             1,000,000                1,012,370

WYOMING--.8%

Wyoming Farm Loan Board, Capital Facilities Revenue

   Zero Coupon, 10/1/2004                                                                     1,000,000                  933,690

U.S. RELATED--6.7%

Puerto Rico Commonwealth Highway and Transportation

  Authority, Highway Revenue

   5.40%, 7/1/2006                                                                            8,000,000                8,298,800

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $118,940,332)                                                                                               121,996,751
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.2%
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA;

Martin County, PCR, VRDN

  (Florida Power and Light Company Project) 1.35%

   (cost $1,500,000)                                                                          1,500,000  (b)           1,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $120,440,332)                                                              99.1%             123,496,751

CASH AND RECEIVABLES (NET)                                                                           .9%               1,141,883

NET ASSETS                                                                                        100.0%             124,638,634

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond
                        Assurance Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance
                        Company

FNMA                Federal National Mortgage
                        Association

FSA                 Financial Security Assurance

HR                  Hospital Revenue

LR                  Lease Revenue

MBIA                Municipal Bond Investors
                        Assurance Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

RRR                 Resources Recovery Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              57.3

AA                               Aa                              AA                                               18.5

A                                A                               A                                                15.5

BBB                              Baa                             BBB                                               4.6

BB                               Ba                              BB                                                1.3

B                                B                               B                                                  .1

F-1+ & F-1                       MIG1, VMIG1, & P1               SP1 & A1                                          1.2

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     1.5

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITY  PAYABLE ON DEMAND.  VARIABLE  INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           120,440,332   123,496,751

Cash                                                                    719,067

Interest receivable                                                   1,527,926

Receivable for shares of Common Stock subscribed                         25,215

Prepaid expenses                                                         11,937

                                                                    125,780,896
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            27,887

Payable for investment securities purchased                           1,086,461

Accrued expenses and other liabilities                                   27,914

                                                                      1,142,262
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      124,638,634
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     121,283,009

Accumulated undistributed investment income--net                        142,793

Accumulated net realized gain (loss) on investments                     156,413

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      3,056,419
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      124,638,634
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)       9,254,137

NET ASSET VALUE, offering and redemption price per share ($)              13.47

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,882,999

EXPENSES:

Management fee--Note 3(a)                                              348,237

Shareholder servicing costs--Note 3(b)                                  38,486

Professional fees                                                       10,833

Registration fees                                                        9,761

Custodian fees                                                           6,824

Prospectus and shareholders' reports                                     6,357

Directors' fees and expenses--Note 3(c)                                  2,270

Loan commitment fees--Note 2                                             1,250

Miscellaneous                                                            7,615

TOTAL EXPENSES                                                         431,633

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (169,205)

NET EXPENSES                                                           262,428

INVESTMENT INCOME--NET                                               2,620,571
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                173,521

Net unrealized appreciation (depreciation) on investments             (180,932)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  (7,411)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,613,160

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2002          Year Ended
                                              (Unaudited)     August 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,620,571           4,863,879

Net realized gain (loss) on investments           173,521           1,712,116

Net unrealized appreciation (depreciation)
   on investments                                (180,932)          3,332,418

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,613,160           9,908,413
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (2,576,376)         (4,863,879)

Net realized gain on investments               (1,532,879)           (214,433)

TOTAL DIVIDENDS                                (4,109,255)         (5,078,312)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  14,692,402          40,915,492

Dividends reinvested                            3,209,513           3,858,022

Cost of shares redeemed                        (6,479,541)        (34,203,854)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             11,422,374          10,569,660

TOTAL INCREASE (DECREASE) IN NET ASSETS         9,926,279          15,399,761
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           114,712,355          99,312,594

END OF PERIOD                                 124,638,634         114,712,355

Undistributed investment income--net              142,793                  --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,090,859           3,062,179

Shares issued for dividends reinvested            239,337             289,325

Shares redeemed                                  (480,757)         (2,565,024)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     849,439             786,480

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                          Six Months Ended
                                         February 28, 2002                                    Year Ended August 31,
                                                               --------------------------------------------------------------------
                                                (Unaudited)(a)      2001          2000           1999          1998           1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            13.65           13.04         12.88         13.56          13.25          12.83

Investment Operations:

Investment income--net                              .30(b)          .61           .62           .61            .63            .66

Net realized and unrealized
   gain (loss) on investments                        --             .64           .17          (.58)           .47            .45

Total from Investment Operations                    .30            1.25           .79           .03           1.10           1.11

Distributions:

Dividends from investment
   income--net                                     (.30)           (.61)         (.62)         (.61)          (.63)          (.66)

Dividends from net realized
   gain on investments                             (.18)           (.03)         (.01)         (.10)          (.16)          (.03)

Total Distributions                                (.48)           (.64)         (.63)         (.71)          (.79)          (.69)

Net asset value, end of period                    13.47           13.65         13.04         12.88          13.56          13.25
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   2.22(c)         9.82          6.36           .11           8.51           8.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .45(d)          .45           .45           .45            .45            .24

Ratio of net investment income
   to average net assets                           4.52(d)         4.60          4.86          4.55           4.68           5.07

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                          .29(d)          .34           .34           .33            .36            .56

Portfolio Turnover Rate                            4.10(c)        47.00         40.46         60.65          15.38          64.65
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  124,639         114,712        99,313       110,344         92,661         66,372

(A)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A  SCIENTIFIC  BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     FEBRUARY  28,  2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND
     DECREASE NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE
     BY LESS  THAN  $.01 AND  INCREASE  THE  RATIO OF NET  INVESTMENT  INCOME TO
     AVERAGE   NET   ASSETS   FROM   4.44%  TO  4.52%.   PER   SHARE   DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO  SEPTEMBER 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus BASIC Intermediate Municipal Bond Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the portfolio. The portfolio's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold to the public without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the portfolio received net earnings credits of $4,977 during the period ended February 28, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.


(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2002, the portfolio did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, if the portfolio' s aggregate expense, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the portfolio's average daily net assets, the portfolio may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $169,205 during the period ended February 28, 2002.

                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) Under the Shareholder Services Plan, the portfolio reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio' s average daily net assets for the certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2002, the portfolio was charged $18,909 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended February 28, 2002, the portfolio was charged $10,886 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2002, amounted to $15,008,403 and $4,700,688, respectively.

At February 28, 2002, accumulated net unrealized appreciation on investments was $3,056,419, consisting of $3,480,329 gross unrealized appreciation and $423,910 gross unrealized depreciation.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 5--CHANGE IN ACCOUNTING PRINCIPLE:

As required, effective September 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to September 1, 2001, the portfolio amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $98,596 increase in accumulated undistributed investment income-net and a corresponding $98,596 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the portfolio on August 31, 2001.

The effect of this change for the period ended February 28, 2002 was to increase net investment income by $44,196, increase net unrealized appreciation (depreciation) by $3,845 and decrease net realized gains (losses) by $48,041.
The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                       The Portfolio

                    FOR MORE INFORMATION

                        DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO 200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  126SA0202


================================================================================




      DREYFUS  BASIC NEW JERSEY

      MUNICIPAL MONEY

      MARKET PORTFOLIO

      SEMIANNUAL REPORT February 28, 2002


The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  DREYFUS BASIC
                                                           NEW JERSEY MUNICIPAL
                                                         MONEY MARKET PORTFOLIO

                                                                  THE PORTFOLIO

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus BASIC New Jersey Municipal Money Market Portfolio, covering the six-month period from September 1, 2001 through February 28, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Joseph Irace.

The money markets helped many investors preserve their capital during a reporting period in which terrorists attacked the United States, major corporations came under fire for accounting irregularities, Argentina defaulted on its sovereign debt and one of America's longest periods of economic expansion came to an end. However, tax-exempt money market yields declined sharply during the reporting period, as the Federal Reserve Board's interest-rate reductions drove short-term rates to their lowest levels in 40 years.

In addition, the importance of diversification was underscored by the longer term bond market' s strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With tax-exempt money market yields currently at historically low levels, further substantial declines seem unlikely. Indeed, signs of economic recovery have emerged and the equity market has recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF PERFORMANCE

Joseph Irace, Portfolio Manager

HOW DID DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO PERFORM DURING THE PERIOD?

For  the  six-month  reporting  period  ended  February  28, 2002, the portfolio
produced   a  1.66%  annualized  yield.  Taking  into  account  the  effects  of compounding, the portfolio produced an annualized effective yield of 1.68%.(1)

We attribute the portfolio's performance to low prevailing interest rates in a generally weak economy, which caused tax-exempt money market yields to fall to historically low levels.

WHAT IS THE PORTFOLIO'S INVESTMENT APPROACH?

The portfolio seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The portfolio also seeks to maintain a stable $1.00 share price.

In pursuing this investment approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments. Second, we actively manage the portfolio's average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in New Jersey's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the portfolio, which should position the portfolio to purchase new securities with higher yields if higher yields materialize as a result of the increase in supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which if purchased, would tend to lengthen the portfolio's average weighted maturity. If we anticipate limited new-
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

issue supply, we may extend the portfolio's average maturity to maintain then current yields for as long as we deem practical. At other times, we typically try to maintain an average weighted maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

WHAT OTHER FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

In January 2001, the Federal Reserve Board (the "Fed") began to take steps to stimulate economic growth, reducing short-term interest rates in seven separate moves before the reporting period began on September 1, 2001. The Fed reduced short-term interest rates by 1.25 percentage points during the reporting period. Yields on one-year tax-exempt notes fell to historically low levels in this environment.

Tax-exempt money market yields also fell in response to a highly volatile stock market, which caused a "flight to quality" among investors and created rising demand for tax-exempt money market instruments.

However, the extent to which tax-exempt yields fell was limited by a rising national supply of securities caused by budget shortfalls in many states and municipalities, including New Jersey. The deteriorating U.S. economy was keenly felt in New Jersey, where the state's tax base was affected by reduced revenues from capital gains taxes as stock prices fell. In addition, the U.S. and New Jersey economies suffered in the aftermath of the September 11 terrorist attacks.

WHAT IS THE PORTFOLIO'S CURRENT STRATEGY?

In this declining interest-rate environment, we generally maintained the portfolio's weighted average maturity at points that were longer than those of its peer group. This positioning proved advantageous because it enabled the portfolio to lock in higher then prevailing yields for as long as we deemed practical while short-term interest rates fell.

As tax-exempt yields fell, we continued to strive to maintain a "laddered" portfolio, in which holdings mature in stages to help protect the portfolio against unexpected changes in interest rates. However, with yields on municipal notes currently at very low levels, we have recently focused primarily on municipal securities with three- to six-month maturities for the laddered portion of the portfolio. Otherwise, as existing holdings have matured, we have had little choice but to reinvest in very short-term securities at relatively low yields. Of course, we may look to change our current strategy and the portfolio's composition as market conditions develop.

March 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                                       The Portfolio

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)





                                                                                              Principal
TAX EXEMPT INVESTMENTS--98.8%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--98.7%

Allendale Board of Education, GO Notes

   3.75%, 9/15/2002                                                                             300,000                  302,317

Bergen County Improvement Authority, MFHR

  VRDN (Kentshire Apartments Project)

   1.10% (LOC; FNMA)                                                                          5,000,000  (a)           5,000,000

Township of Berkeley, GO Notes

   4.125%, 4/15/2002 (Insured; MBIA)                                                            455,000                  455,451

Bloomingdale, GO Notes, General Improvement

   4.35%, 3/1/2002 (Insured; FGIC)                                                              210,000                  210,000

Bound Brook Borough, GO Notes

   4.125%, 7/15/2002 (Insured; FGIC)                                                            170,000                  170,821

Township of Brick, GO Notes:

   4.625%, 5/1/2002 (Insured; FGIC)                                                             722,000                  723,554

   4.70%, 5/1/2002                                                                              350,000                  351,447

Brigantine, GO Notes 4%, 9/1/2002 (Insured; MBIA)                                               125,000                  125,865

Burlington County, GO Notes 5.20%, 10/1/2002                                                    100,000                  101,729

Cape May, GO Notes:

   3%, 10/1/2002 (Insured; MBIA)                                                                250,000                  251,079

   (County College) 3.70%, 8/15/2002                                                            650,000                  652,909

Casino Reinvestment Development Authority

   Parking Fee Revenue 4%, 10/1/2002 (Insured; AMBAC)                                           535,000                  540,704

Clinton School District, GO Notes 3.10%, 7/1/2002                                             1,580,000                1,582,957

Closter, GO Notes, General Improvement

   4%, 8/1/2002 (Insured; FGIC)                                                                 230,000                  231,132

Township of Edison, GO Notes, Refunding 5.40%, 6/1/2002                                         100,000                  100,809

City of Elizabeth, GO Notes 4%, 11/1/2002 (Insured; FGIC)                                       463,000                  468,652

Essex County Vocational School, GO Notes

   4.125%, 6/1/2002 (Insured; FGIC)                                                             315,000                  315,987

Fairview, GO Notes, General Improvement

   4.625%, 6/1/2002                                                                             100,000                  100,375

Florham Park, GO Notes, General Improvement

   3.95%, 10/15/2002                                                                            700,000                  707,540

Township of Franklin School District

   GO Notes 5.20%, 8/1/2002                                                                     180,000                  181,851

Township of Freehold, GO Notes

   4.30%, 9/15/2002 (Insured; FGIC)                                                             645,000                  651,874

Freehold Regional High School District, GO Notes

   Refunding 4%, 3/1/2002 (Insured; FGIC)                                                       100,000                  100,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Glassboro School District, GO Notes

   4%, 7/1/2002 (Insured; FSA)                                                                  275,000                  275,898

Gloucester County, GO Notes

   4.50%, 7/1/2002 (Insured; FGIC)                                                            1,000,000                1,005,559

Gloucester County Improvement Authority, LR

  Governmental Leasing Program

   4.25%, 11/1/2002 (Insured; MBIA)                                                             100,000                  101,484

Gloucester County Industrial Pollution Control
   Financing Authority, PCR, Refunding, VRDN

   (Monsanto Company) 1.20%                                                                   4,100,000  (a)           4,100,000

Hackensack, GO Notes

   4.05%, 11/15/2002 (Insured; AMBAC)                                                           425,000                  430,782

Hackensack Board of Education, GO Notes, Refunding

   4.50%, 5/1/2002 (Insured; FSA)                                                               410,000                  410,835

Hammonton School District
   GO Notes, GAN 3.25%, 3/4/2002                                                              4,800,000                4,800,496

Harrington Park School District, GO Notes

   4.125%, 8/1/2002 (Insured; FGIC)                                                             130,000                  130,680

Township of Holmdel, GO Notes, Public Improvement

   6.25%, 3/15/2002                                                                             200,000                  200,240

Hudson County Utilities Authority, Utility System Revenue

   11.875%, 7/1/2002                                                                            170,000  (b)             175,323

Hunterdon County, GO Notes, Public Improvement

   4.50%, 8/15/2002                                                                           1,000,000                1,010,589

Township of Jackson, GO Notes

   4%, 12/1/2002 (Insured; AMBAC)                                                               390,000                  395,492

Kittatinny Regional High School District, GO Notes

   4.50%, 7/15/2002 (Insured; FSA)                                                              115,000                  115,692

Township of Lacey School District, GO Notes

   4.75%, 4/1/2002 (Insured; FGIC)                                                              152,000                  152,189

Lenape Regional High School District, GO Notes

   4.50%, 4/1/2002 (Insured; FGIC)                                                              200,000                  200,283

Longport, GO Notes, General Improvement

   4%, 7/1/2002 (Insured; AMBAC)                                                                200,000                  200,718

Township of Manchester, GO Notes, General Improvement

   3.875%, 10/15/2002 (Insured; MBIA)                                                           200,000                  202,062

Township of Medford, GO Notes, BAN 2.80%, 7/2/2002                                            3,090,000                3,090,000

Mendham School District, GO Notes 4%, 3/1/2002                                                  300,000                  300,000

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Mercer County Improvement Authority:

  LR, Governmental Leasing Program

      3%, 12/1/2002 (Insured; AMBAC)                                                            595,000                  599,189

   RRR, Refunding

      County Guaranteed Solid Waste
         4.60%, 9/15/2002                                                                       100,000                  101,358

Middlesex County Improvement Authority, Revenue

  (Guaranteed Senior Citizens Housing Project)

   5.20%, 9/1/2002                                                                              250,000                  252,703

Millville, GO Notes 4%, 10/15/2002 (Insured; FGIC)                                              390,000                  394,189

Township of Mine Hill, GO Notes, BAN 2.75%, 9/26/2002                                         2,238,500                2,244,090

Monmouth County, GO Notes, Refunding

   4.50%, 8/1/2002                                                                              500,000                  503,475

Township of Monroe, GO Notes, General Improvement

   5.15%, 4/1/2002 (Insured; AMBAC)                                                             405,000                  405,774

Montvale School District, GO Notes

   4.625%, 5/15/2002 (Insured; FSA)                                                             200,000                  200,552

Morris County, GO Notes:

   5.125%, 5/13/2002                                                                            100,000                  100,590

   6.50%, 8/1/2002                                                                              500,000                  509,325

   BAN 3.25%, 7/15/2002                                                                       2,178,000                2,185,991

Township of Mount Laurel Fire District, GO Notes

   4.60%, 10/1/2002 (Insured; FGIC)                                                             200,000                  202,709

State of New Jersey, GO Notes:

   6%, 8/1/2002                                                                                 500,000  (b)             509,848

   6.25%, 8/1/2002                                                                              350,000  (b)             359,171

   6.375%, 8/1/2002                                                                             250,000  (b)             257,363

   Refunding 5.50%, 7/15/2002                                                                   175,000                  177,060

New Jersey Building Authority, Building Revenue

   Refunding 4.40%, 6/15/2002                                                                   300,000                  301,958

New Jersey Economic Development Authority:

  Revenue, Municipal Loan Pool

      3.50%, 9/15/2002 (Insured; AMBAC)                                                         900,000                  905,991

   Transit Revenue (Transportation Project)

      5%, 5/1/2002 (Insured; FSA)                                                               600,000                  602,162

   VRDN:

      EDR:

         (ARND LLC Project) 1.15% (LOC; First

            Union Bank)                                                                       5,005,000  (a)           5,005,000

         (AVP Realty Holdings) 1.15% (LOC; PNC Bank)                                            550,000  (a)             550,000

         (Black Horse Pike Limited Project)

            1.34% (Liquidity Facility;
            Household Finance Corp.)                                                          5,400,000  (a)           5,400,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority (continued):

  VRDN (continued):

    EDR (continued):

         (Encap Golf Holdings LLC)

            1.05% (LOC; Bayerische Landesbank)                                                3,000,000  (a)           3,000,000

         (Fieldstone Corporation)

            1.15% (LOC; PNC Bank)                                                               800,000  (a)             800,000

         (Guttenplans Bakery, Inc.)

            1.15% (LOC; PNC Bank)                                                               200,000  (a)             200,000

         (RCC Properties LLC Project)

            1.20% (LOC; First Union Bank)                                                     2,360,000  (a)           2,360,000

         Refunding (RDR Investment Company LLC)

            1.20% (LOC; First Union Bank)                                                       500,000  (a)             500,000

         (South Van Brunt Properties LLC)

            1.20% (LOC; First Union Bank)                                                     2,150,000  (a)           2,150,000

         (Stamato Realty LLC Project)

            1.15% (LOC; Valley National Bank)                                                 4,900,000  (a)           4,900,000

         (Steel Craft Industries Corporation Project)

            1.20% (LOC; First Union Bank)                                                     2,585,000  (a)           2,585,000

         (Stone Brothers Secaucus Project)

            1.33% (LOC; Valley National Bank)                                                 1,855,000  (a)           1,855,000

         (The Center School Project)

            1.15% (LOC; Fleet Bank)                                                           1,505,000  (a)           1,505,000

         (United Window and Door Manufacturing Inc.)

            1.20% (LOC; First Union Bank)                                                       935,000  (a)             935,000

         (Wearbest SIL--Tex Mills Project)

            1.35% (LOC; The Bank of New York)                                                 3,835,000  (a)           3,835,000

      IDR (Pennwell Holdings LLC Project)

         1.20% (LOC; First Union Bank)                                                        3,440,000  (a)           3,440,000

      Industrial Revenue:

         (Adam Spence Corporation Project)

            1.15% (LOC; First Union Bank)                                                     1,580,000  (a)           1,580,000

         (Joe and James Moreng)

            1.15% (LOC; First Union Bank)                                                     2,395,000  (a)           2,395,000

      Natural Gas Facilities Revenue, Refunding

         (Natural Gas Company Project)

         1.15% (Insured; AMBAC and Liquidity Facility;

         The Bank of New York)                                                                5,000,000  (a)           5,000,000

      Revenue:

         (Four Woodbury Mews Project)

            1.34% (LOC; Fleet Bank)                                                           5,000,000  (a)           5,000,000

         (Ideal Window Manufacturing Project)

            1.20% (LOC; First Union Bank)                                                       885,000  (a)             885,000

         (Venice Maid Foods Project)

            1.15% (LOC; Lasalle Bank)                                                         1,000,000  (a)           1,000,000

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Environmental Infrastructure Trust, Revenue

  VRDN, Municipal Securities Trust Receipts

   1.25% (Liquidity Facility; JP Morgan Chase Bank)                                             500,000  (a)             500,000

New Jersey Health Care Facilities Financing Authority

  Revenues, Refunding:

    (Community Medical Center/Kimball Etc.)

         4.50%, 7/1/2002 (Insured; FSA)                                                         100,000                  100,490

      (Palisades Medical Center) 7.60%, 7/1/2002                                                130,000  (b)             134,519

      (Underwood Memorial Hospital)

         5%, 7/1/2002 (Insured; AMBAC)                                                          260,000                  262,054

New Jersey State Educational Facilities Authority:

  College and University Revenue:

      (Princeton University) 4.625%, 7/1/2002                                                   100,000                  100,699

      VRDN (Caldwell College)
         1.35% (LOC; Allied Irish Banks)                                                      6,125,000  (a)           6,125,000

   Revenue, Higher Education Trust Fund

      5.125%, 9/1/2002 (Insured; AMBAC)                                                         200,000                  202,696

New Jersey State Transportation Trust Fund Authority

  Transportation System Revenue:

      4.625%, 6/15/2002                                                                         100,000  (b)             100,651

      4.75%, 6/15/2002                                                                          250,000                  251,755

      Refunding 6%, 6/15/2002 (Insured; AMBAC)                                                  100,000                  101,123

New Jersey Turnpike Authority, Turnpike Revenue

   VRDN, Merlots Program 1.20% (Insured; MBIA and
   Liquidity Facility; First Union Bank)                                                      3,580,000  (a)           3,580,000

New Jersey Wastewater Treatment Trust:

   Loan Revenue 5.80%, 5/1/2002                                                                 100,000                  100,488

   Sewer Revenue, Refunding

      Wastewater Treatment 5%, 6/15/2002                                                        100,000                  100,773

New Providence, GO Notes, General Improvement

   4%, 7/15/2002 (Insured; FSA)                                                                 150,000                  150,628

Township of North Brunswick, GO Notes, BAN

   2.50%, 12/13/2002                                                                          2,490,000                2,495,815

Ocean City, GO Notes 4%, 4/1/2002 (Insured; FSA)                                                100,000                  100,138

Ocean County, GO Notes, General Improvement

   5%, 9/1/2002                                                                                 450,000                  456,353


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Old Tappan Board of Education, GO Notes

   4.875%, 4/1/2002 (Insured; FGIC)                                                             200,000                  200,268

Palisades Park, GO Notes
   4.25%, 3/15/2002 (Insured; FSA)                                                              110,000                  110,035

Passaic County, GO Notes, General Improvement

   4.375%, 3/15/2002 (Insured; FGIC)                                                            850,000                  850,341

Paterson, GO Notes 7.55%, 8/1/2002                                                              125,000                  127,873

Township of Pennsauken, GO Notes

   4.10%, 6/1/2002 (Insured; FGIC)                                                              350,000                  350,948

Plainfield, GO Notes, Refunding

   3%, 7/15/2002 (Insured; MBIA)                                                              1,060,000                1,063,914

Port Authority of New York and New Jersey:

   Revenue 5%, 9/1/2002 (Insured; MBIA)                                                         450,000                  456,699

   Special Obligation Revenue, VRDN:

      Merlots Program 1.25% (Insured; MBIA and

         Liquidity Facility; First Union Bank)                                                2,420,000  (a)           2,420,000

      (Versatile Structure Obligation):

         1.50% (Liquidity Facility; Bank of Nova Scotia)                                      1,850,000  (a)           1,850,000

         1.50% (Liquidity Facility; Landesbank Hessen-

            Thuringen Girozentrale)                                                           4,800,000  (a)           4,800,000

River Edge, GO Notes, General Improvement

   4.30%, 11/1/2002                                                                             150,000                  151,822

River Edge School District, GO Notes

   4.625%, 12/1/2002 (Insured; FSA)                                                             140,000                  142,620

Rumson, GO Notes 4.95%, 5/1/2002                                                                150,000                  150,736

Rutgers State University, University Revenues, Refunding

   (State University of New Jersey) 5.90%, 5/1/2002                                             300,000                  301,440

Salem County Industrial Pollution Control Financing Authority

   Revenue, VRDN (EI Dupont) 1.45%                                                              100,000  (a)             100,000

Somerset County, GO Notes 3.70%, 12/1/2002                                                    1,500,000                1,518,920

South Bound Brook School District, GO Notes

   4%, 12/1/2002 (Insured; FSA)                                                                 100,000                  101,446

Summit, GO Notes 5%, 4/1/2002                                                                   100,000                  100,246

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Union County Improvement Authority, LR

  Capital Equipment and Facilities Lease

   4.90%, 4/1/2002                                                                              350,000                  350,611

Township of Voorhees, GO Notes, BAN 3%, 3/14/2002                                             1,689,100                1,689,217

Washington, GO Notes 4.25%, 4/1/2002 (Insured; FSA)                                             105,000                  105,082

West Paterson, GO Notes

   4.30%, 10/15/2002 (Insured; FGIC)                                                            100,000                  101,259

West Paterson School District, GO Notes

   4.375%, 12/15/2002 (Insured; FGIC)                                                           105,000                  106,820

Township of Woodbridge, GO Notes

   4.50%, 7/15/2002 (Insured; FGIC)                                                             450,000                  452,791

U.S. RELATED--.1%

Virgin Islands Public Finance Authority, Revenue, Refunding

   Matching Fund Loan Notes 7.25%, 10/1/2002                                                    100,000  (b)             104,898
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $128,890,041)                                                             98.8%              128,890,041

CASH AND RECEIVABLES NET                                                                           1.2%                1,500,992

NET ASSETS                                                                                       100.0%              130,391,033


Summary of Abbreviations

AMBAC                American Municipal Bond
                         Assurance Corporation

BAN                  Bond Anticipation Notes

EDR                  Economic Development Revenue

FGIC                 Financial Guaranty Insurance
                         Company

FNMA                 Federal National Mortgage
                         Association

FSA                  Financial Security Assurance

GAN                  Grant Anticipation Notes

GO                   General Obligation

IDR                  Industrial Development Revenue

LOC                  Letter of Credit

LR                   Lease Revenue

MBIA                 Municipal Bond Investors
                         Assurance Insurance Corporation

MFHR                 Multi-Family Housing Revenue

PCR                  Pollution Control Revenue

RRR                  Resource Recovery Revenue

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 44.2

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                       21.5

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    34.3

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE  REPRESENTED  BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       The Portfolio



STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           128,890,041   128,890,041

Cash                                                                    952,868

Interest receivable                                                     695,013

Prepaid expenses                                                          5,232

                                                                    130,543,154
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            26,752

Payable for investment securities purchased                             102,329

Accrued expenses                                                         23,040

                                                                        152,121
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      130,391,033
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     130,392,547

Accumulated net realized gain (loss) on investments                     (1,514)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      130,391,033
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1 billion shares of $.001 par value Common Stock authorized)       130,392,547

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,365,495

EXPENSES:

Management fee--Note 2(a)                                              323,295

Shareholder servicing costs--Note 2(b)                                  40,038

Professional fees                                                       11,098

Custodian fees                                                          10,554

Prospectus and shareholders' reports                                     6,247

Registration fees                                                        4,296

Directors' fees and expenses--Note 2(c)                                  2,009

Miscellaneous                                                            7,734

TOTAL EXPENSES                                                         405,271

Less--reduction in management fee due to
  undertaking--Note 2(a)                                             (114,306)

NET EXPENSES                                                           290,965

INVESTMENT INCOME--NET, REPRESENTING NET
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   1,074,530

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2002          Year Ended
                                              (Unaudited)     August 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,074,530           4,067,165

Net realized gain (loss) from investments              --                 391

Net unrealized appreciation (depreciation)
   of investments                                      --                 (77)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,074,530            4,067,479
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (1,074,530)          (4,067,165)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                  41,956,142         142,905,416

Dividends reinvested                            1,052,931           3,976,340

Cost of shares redeemed                       (40,207,073)       (141,633,385)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   2,802,000           5,248,371

TOTAL INCREASE (DECREASE) IN NET ASSETS         2,802,000           5,248,685
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           127,589,033          122,340,348

END OF PERIOD                                 130,391,033          127,589,033

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                          Six Months Ended
                                         February 28, 2002                                     Year Ended August 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2001           2000          1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               1.00          1.00           1.00           1.00          1.00           1.00

Investment Operations:

Investment income--net                               .008          .032           .033           .026          .030           .031

Distributions:

Dividends from investment
   income--net                                      (.008)        (.032)         (.033)         (.026)        (.030)         (.031)

Net asset value, end of period                       1.00          1.00           1.00           1.00          1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     1.67(a)       3.26           3.32           2.62          3.01           3.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              .45(a)        .45            .45            .45           .45            .36

Ratio of net investment income
   to average net assets                             1.66(a)       3.21           3.27           2.59          2.97           3.12

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                            .18(a)        .16            .18            .20           .19            .27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    130,391       127,589        122,340        111,946       118,622        136,553

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus BASIC New Jersey Municipal Money Market Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the portfolio's investments.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings of $6,678 during the period ended February 28, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the portfolio.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of $1,514 available for Federal income tax purposes to be applied against future net secu
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

rities profits, if any, realized subsequent to August 31, 2001. If not applied, the carryover expires in fiscal 2007.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that if the portfolio's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the portfolio's average daily net assets, the portfolio may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $114,306 during the period ended February 28, 2002.

(B) Under the Shareholder Services Plan, the portfolio reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio' s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2002, the portfolio was charged $32,086 pursuant to the Shareholder Services Plan.


The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended February 28, 2002, the portfolio was charged $4,687 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                                   The Portfolio

               FOR MORE INFORMATION

                        DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY
                        MARKET PORTFOLIO
                        200 Park Avenue
                        New York, NY 10166

                      MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      CUSTODIAN

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                      TRANSFER AGENT &
                      DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  127SA0202